Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR INVESTOR PRESENTATION PRESIDENT AND CHIEF EXECUTIVE OFFICER MARCH 2023 ROGER W. JENKINS

1 www.murphyoilcorp.com NYSE: MUR Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events, results and plans, are subject to inherent risks, uncertainties and assumptions (many of which are beyond our control) and are not guarantees of performance . In particular, statements, express or implied, concerning the company’s future operating results or activities and returns or the company's ability and decisions to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control operating costs and expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, safety matters or other ESG (environmental/social/governance) matters, or pay and/or increase dividends or make share repurchases and other capital allocation decisions are forward - looking statements . Factors that could cause one or more of these future events, results or plans not to occur as implied by any forward - looking statement, which consequently could cause actual results or activities to differ materially from the expectations expressed or implied by such forward - looking statements, include, but are not limited to : macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the U . S . or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the investors page of our website . We may use these channels to distribute material information about the company, therefore we encourage investors, the media, business partners and others interested in our company to review the information we post on our website . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Investor Relations Advisor 281 - 675 - 9470 megan_larson@murphyoilcorp.com Nathan Shanor Investor Relations Analyst 713 - 941 - 9576 nathan_shanor@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR Agenda 01 04 Murphy at a Glance Murphy Portfolio 02 05 Murphy Priorities Murphy Looking Ahead 03 Murphy 2023 Plan

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,200 future locations on ~120,000 net acres
- Produced 32.3 MBOEPD in 4Q 2022, comprised of 70% oil and 85% liquids

Onshore Canada

- Tupper Montney ~1,000 future locations on ~120,000 net acres, produced 288.3 MMCFD in 4Q 2022
- Kaybob Duvernay ~600 future locations on ~150,000 net acres, produced 6.1 MBOEPD in 4Q 2022

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 83.7 MBOEPD[1] in 4Q 2022
- Completed initial phase of Khaleesi, Mormont, Samurai field development project

Exploration

- ~1 BBOE of risked mean resources and more than 6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam

4Q 2022 Production[1]



19%
31%
173.6
MBOEPD
50%

2022E Proved Reserves[1]



25%
48%
697
MMBOE
27%

■ US Onshore ■ Offshore ■ Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on preliminary year-end 2022 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2022

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
3

4 www.murphyoilcorp.com NYSE: MUR Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR MURPHY PRIORITIES

Progressing Strategic Priorities

DELEVER

- Targeting $500 MM debt reduction in 2023, resulting in ~$1.3 BN of total debt outstanding at YE 2023*
- Positioned to begin Murphy 2.0 of capital allocation framework with 25% of adjusted FCF[1] allocated to shareholder returns

EXECUTE

- Manage 2023 well program to deliver 10% oil production growth with lower CAPEX
- Continue improving onshore downtime and base production decline rates
- Strong safety culture with improving environmental performance

EXPLORE

- Drilling operated Longclaw-1 well in Gulf of Mexico
- Temporarily suspended operated Oso-1 well in Gulf of Mexico
- Advance approvals, prepare to spud third operated well in Gulf of Mexico in 1H 2023
- Progress longer-term exploration plans with partners

RETURN

Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels

** Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023*
1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
6

7 www.murphyoilcorp.com NYSE: MUR $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0 $2,500 $5,000 $7,500 $10,000 Cumulative Shareholder Returns ($ MM) Market Cap ($ MM) Long History of Benefitting Shareholders • Over a 60 - year history of paying dividends • Returned $4.3 BN to shareholders vs peer average of $414 MM since 2012 $4.3 Billion Returned to Shareholders Since 2012 > $1.8 Billion in Share Repurchases Since 2012 > $ 6.7 Billion Returned to Shareholders Since 1961 > Source: Company documents and Bloomberg as of February 12, 2023. Cumulative Shareholder Returns include all dividends and sha re buybacks from January 1, 2012 to February 12, 2023 Peers include AR, CHRD, CIVI, CNX, CPE, CRGY, CRK, DECPF, DEN, ESTE, GPOR, HPK, KOS, MGY, MTDR, MUR, PDCE, PR, ROCC, RRC, SM, SWN, TALO, VTLE, WTI Peer Cumulative Shareholder Returns vs Market Cap < $10 BN Since 2012 Average: $414 MM MUR

Capital Allocation Priorities

Reducing Long-Term Debt, Increasing Shareholder Returns Beyond Quarterly Dividend With Framework[1]

Initial $300 MM Share Repurchase Program[2] Authorized by Board

Murphy 1.0 – Long-Term Debt > $1.8 BN
- Allocate adjusted FCF to long-term debt reduction
- Continue supporting the quarterly dividend

Murphy 2.0 – Long-Term Debt of $1.0 BN – $1.8 BN
- ~75% of adjusted FCF allocated to debt reduction
- ~25% distributed through share buybacks and potential dividend increases

Murphy 3.0 – Long-Term Debt ≤ $1.0 BN
- Up to 50% of adjusted FCF allocated to the balance sheet
- Minimum of 50% of adjusted FCF allocated to share buybacks and potential dividend increases

Adjusted Free Cash Flow Formula
Cash Flow From Operations Before WC Change
(-) Capital expenditures
= Free Cash Flow
(-) Distributions to NCI and projected payments[3]
(-) Quarterly dividend
(-) Accretive acquisitions
= Adjusted Free Cash Flow (Adjusted FCF)

1 Based on current oil and natural gas prices and production remains at or slightly above the first quarter 2023 range of 161 – 169 MBOEPD. The timing and magnitude of debt reductions and share repurchases will largely depend on oil and natural gas prices, development costs and operating expenses, as well as any high-return investment opportunities. Because of the uncertainties around these matters, it is not possible to forecast how and when the company's targets might be achieved.

2 The share repurchase program allows the company to repurchase shares through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and other means in accordance with federal securities laws, such as through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. This repurchase program has no time limit and may be suspended or discontinued completely at any time without prior notice as determined by the company at its discretion and dependent upon a variety of factors

3 Other projected payments such as the contractual contingent payments projected to end after the second quarter of 2023

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
8

9 www.murphyoilcorp.com NYSE: MUR by the Institutional Shareholder Services Group of Companies (ISS) Enhanced Sustainability Reporting Drives High Rankings Source: ISS Corporate Solutions, as of February 16, 2023 * Improvements in ISS scores are compared to scores prior to release of 2022 Sustainability Report Supporting Industry Efforts for Consistent and Comparable Reporting * IOGP = International Association of Oil & Gas Producers IOGP Spill Rate is calculated as the total hydrocarbon spill volume of more than 1 BBL outside secondary containment per million barrels of oil equivalent of operated production Reduced GHG Intensity and Flared Volumes • Lowered emissions intensity 5% YoY to lowest level on record • Reduced flared volumes from onshore assets to lowest level on record Achieved Two Consecutive Years of Zero IOGP* Spills Recorded Highest Water Recycling Ratio in Company History • Recycled 3 MM BBL of water, or 28% of total water use across North America onshore assets, up from 18% in FY 2021 * *

10 www.murphyoilcorp.com NYSE: MUR MURPHY 2023 PLAN

11 www.murphyoilcorp.com NYSE: MUR 2023 Capital Allocation Plan Prioritizing Capital To Maximize Production and Adjusted Free Cash Flow 1 Further Delevering , Enhancing Shareholder Returns • FY 2023 guidance $875 MM – $ 1.025 BN CAPEX • ~70% of spend is in 1H 2023 • ~70% of development capital is operated • ~45% of operating cash flow* funds FY 2023 capital plan Capital Allocation Priorities • Shifting to Murphy 2.0 of capital allocation framework • Excess cash flow uses • 10% quarterly dividend increase to $0.275 / share in 1Q 2023 • $500 MM debt reduction goal in FY 2023 • $300 MM share repurchase program authorized by Board in 3Q 2022 38% 34% 14% 11% 3% $380 $305 $155 $110 $- $200 $400 $600 $800 $1,000 $1,200 1Q 2023E 2Q 2023E 3Q 2023E 4Q 2023E FY 2023E $950 2023E Accrued CAPEX by Quarter $ MM * Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023 Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest 1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions FY 2023E CAPEX By Area $950 MM Offshore US Onshore Canada Onshore Exploration Corporate Forecast CAPEX

12 www.murphyoilcorp.com NYSE: MUR - 25 50 75 100 125 150 175 200 1Q 2023E 4Q 2023E US Onshore Canada Onshore Offshore 2023 Production Plan Increasing Oil - Weighted Production Though Strong Execution Ability • 1Q 2023 production guidance 161 – 169 MBOEPD • ~92 MBOPD or 56% oil, 62% liquids volumes • Includes planned downtime of 7.1 MBOEPD • FY 2023 production guidance 175.5 – 183.5 MBOEPD • ~99 MBOPD or 55% oil, 61% liquids volumes • Oil volumes 10% above FY 2022, total production 7% higher FY 2022 • Total production increases 14% from 1Q 2023 to 4Q 2023 FY 2023E Production By Area 50% 32% 18% FY 2023E Production by Area Ramp MBOEPD 179.5 MBOEPD Offshore Canada Onshore US Onshore - 25 50 75 100 125 150 175 200 1Q 2023E 4Q 2023E Oil NGLs Natural Gas FY 2023E Production by Product MBOEPD

13 www.murphyoilcorp.com NYSE: MUR 2023 North America Onshore Plan Balancing Investments for Free Cash Flow Generation Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 21% average working interest FY 2023E Wells Online 0 5 10 15 20 25 30 35 1Q 2023E 2Q 2023E 3Q 2023E 4Q 2023E Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2023 Onshore Capital Budget $455 MM • 90 MBOEPD, 35% liquids volumes $325 MM Eagle Ford Shale • ~32 MBOEPD, 86% liquids volumes • 35 operated wells online • Near - even division across Karnes, Catarina and Tilden • 17 gross non - operated wells online • Primarily Tilden wells $125 MM Tupper Montney • ~313 MMCFD*, 100% dry gas • 16 operated wells online $5 MM Kaybob Duvernay • ~5 MBOEPD, 69% liquids volumes * Assumes C$4.00 / MCF AECO and 14% royalty rate

14 www.murphyoilcorp.com NYSE: MUR 2023 Offshore Plan Focusing on Executing Highly - Accretive Development Projects 2023 Offshore Capital Budget $365 MM • 89 MBOEPD, up ~20% from FY 2022 $335 MM for Gulf of Mexico • ~82 MBOEPD, 79% oil volumes • Drilling 3 operated wells and 3 non - op wells $30 MM for offshore Canada • ~7 MBOEPD, 100% oil volumes • Drilling 2 non - op wells • Non - op Terra Nova FPSO anticipated return to production 2Q 2023 Highly - Accretive Development and Tieback Projects Field Drilling Completions Online Samurai 1Q 2023 1H 2023 Dalmatian 3Q 2023 2H 2023 Marmalard 4Q 2023 1H 2024 Lucius (non - op) 4Q 2023 – 1Q 2024 1H 2024 St. Malo (non - op) 4Q 2023 1H 2024 Drilling in progress Planned well Drilled well Offshore Canada Development Projects Field Activity Online Terra Nova (non - op) FPSO asset life extension 2Q 2023 Hibernia (non - op) 2 development wells FY 2023

2023 Exploration Plan

Gulf of Mexico

Targeting ~195 MMBOE Net Mean Unrisked Resources in FY 2023 Program

- $100 MM 2023 capital budget
- Material opportunities identified on Murphy WI blocks

Oso-1 (Atwater Valley 138), Gulf of Mexico

- Murphy 33% (Op), Anadarko* 33%, Ridgewood 33%
- Temporarily suspended drilling 1Q 2023 prior to reaching objective
    - Plan to return in 2H 2023

Longclaw-1 (Green Canyon 433), Gulf of Mexico

- Murphy 10% (Op), HEQ II Longclaw LLC 27.5%, Red Willow Offshore 25%, Ridgewood Longclaw 17.5%, Ridgewood Institutional 10%, HEDV KLM LLC 5%, CL&F Offshore LLC 5%
- Drilling 1Q 2023

Third Exploration Well, Gulf of Mexico

- Targeting spud 1H 2023

Gulf of Mexico Exploration Area



Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Leibniz / Guadalupe
Longclaw
Front Runner
Ninja
Calliope
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
EW
MC
GC
AT
Liberty
Oso-1
Guilder
Rushmore
0
Miles
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

Acreage as of January 26, 2023

** Anadarko is a wholly-owned subsidiary of Occidental Petroleum*

MURPHY OIL CORPORATION

www.murphyoilcorp.com
NYSE: MUR

15

16 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

17 www.murphyoilcorp.com NYSE: MUR North America Onshore Locations More Than 50 Years of Robust Inventory with Low Breakeven Rates Diversified, Low Breakeven Portfolio • Multi - basin portfolio provides optionality in all price environments • Focus on capital efficiency • Culture of continuous improvement leads to value - added shared learnings As of December 31, 2022 Breakeven rates are based on estimated costs of a 4 - well pad program at a 10% rate of return. T upper Montney inventory assumes an annual 20 - well program. Eagle Ford Shale and Kaybob Duvernay combined inventory, and Eagle Ford Shale standalone inventory, assume an annual 30 - well program Eagle Ford Shale and Kaybob Duvernay > 20 years of inventory < $40 / BBL > 60 years of total inventory ~12 years of Eagle Ford Shale inventory < $40 / BBL Tupper Montney > 50 years of inventory Eagle Ford Shale and Kaybob Duvernay – Oil Remaining Locations Tupper Montney – Natural Gas Remaining Locations - 100 200 300 400 500 600 700 < $1.45 $1.45 - $1.55 $1.55 - $1.65 Breakeven Natural Gas Price (US$ / MCF) - 100 200 300 400 500 600 700 < $40 $40 - $50 $50 - $60 > $60 Breakeven Oil Price ($ / BBL WTI) Eagle Ford Shale Kaybob Duvernay

18 www.murphyoilcorp.com NYSE: MUR Offshore Development Opportunities Multi - Year Inventory of High - Return Projects 0 5 10 15 20 25 30 < $35 $35 - $40 $40 - $45 $45 - $50 > $50 Breakeven Oil Price ($ / BBL WTI) Identified Offshore Project Portfolio Percent MMBOE by Area Identified Offshore Project Portfolio Number of Projects 71% 20% 9% Gulf of Mexico SE Asia Offshore Canada Diversified, Low Breakeven Opportunities in Offshore Portfolio • Multi - year inventory of identified offshore projects in current portfolio • Maintaining annual offshore production of 90 – 100 MBOEPD with average annual CAPEX of ~$325 MM from FY 2023 – FY 2027 • Projects include • 26 projects - 125 MMBOE of total resources with < $35 / BBL WTI breakeven • 5 projects - 45 MMBOE of total resources with $35 to $50 / BBL WTI breakeven As of December 31, 2022 Breakeven rates are based on current estimated costs at a 10% rate of return

Disciplined Strategy Leads to Long-Term Value With Current Assets

	NEAR-TERM	LONG-TERM
DELEVER EXECUTE EXPLORE RETURN	• Reducing debt by $500 MM in YE 2023* • Reinvesting ~40% of operating cash flow* to maintain average 55% oil-weighting • Delivering average production of ~195 MBOEPD with CAGR of ~8% • Maintaining offshore production average of ~97 MBOEPD, ~50% of total production • Spending annual average CAPEX of ~$900 MM • Targeting enhanced payouts to shareholders through dividend increases and share buybacks while delevering • Drilling high-impact, operated exploration wells	• Realizing average annual production of ~210 MBOEPD with ~53% average oil weighting • Reinvesting ~40% of operating cash flow* • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Achieving metrics that are consistent with an investment grade rating • Exploration portfolio provides upside to plan • Allocating capital to high-returning investment opportunities
	2023 | 2024 | 2025	2026 | 2027

Assumes $75 WTI oil price, $5.00 HH natural gas price in FY 2023 and no exploration success

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
19

Progressing Strategic Priorities

DELEVER

- Targeting $500 MM debt reduction in 2023, resulting in ~$1.3 BN of total debt outstanding at YE 2023*
- Positioned to begin Murphy 2.0 of capital allocation framework with 25% of adjusted FCF[1] allocated to shareholder returns

EXECUTE

- Manage 2023 well program to deliver 10% oil production growth with lower CAPEX
- Continue improving onshore downtime and base production decline rates
- Strong safety culture with improving environmental performance

EXPLORE

- Drilling operated Longclaw-1 well in Gulf of Mexico
- Temporarily suspended operated Oso-1 well in Gulf of Mexico
- Advance approvals, prepare to spud third operated well in Gulf of Mexico in 1H 2023
- Progress longer-term exploration plans with partners

RETURN

Targeted returns to shareholders through share repurchases and potential dividend increases tied to debt levels

** Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023*
1 Adjusted FCF is defined as cash flow from operations before working capital change, less capital expenditures, distributions to NCI and projected payments, quarterly dividend and accretive acquisitions

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
20

21 www.murphyoilcorp.com NYSE: MUR INVESTOR PRESENTATION PRESIDENT AND CHIEF EXECUTIVE OFFICER MARCH 2023 ROGER W. JENKINS

22 www.murphyoilcorp.com NYSE: MUR Appendix 1 Glossary of Abbreviations 2 1Q 2023 Guidance 3 Current Fixed Price Contracts 5 Acreage Maps 4 Supplemental Information

23 www.murphyoilcorp.com NYSE: MUR BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

24 www.murphyoilcorp.com NYSE: MUR 1Q 2023 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 19,200 4,100 23,900 27,300 – Gulf of Mexico excluding NCI 1 66,000 5,700 70,900 83,500 Canada – Tupper Montney – – 265,200 44,200 – Kaybob Duvernay and Placid Montney 3,200 700 12,700 6,000 – Offshore 3,700 – – 3,700 Other 300 – – 300 1Q Production Volume (BOEPD) excl. NCI 1 161,000 – 169,000 1Q Exploration Expense ($MM) $48 Full Year 2023 CAPEX ($MM) excl. NCI 2 $875 – $1,025 Full Year 2023 Production Volume (BOEPD) excl. NCI 3 175,500 – 183,500 1 Excludes noncontrolling interest of MP GOM of 6,300 BOPD oil, 300 BOPD NGLs and 2,600 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $65 MM 3 Excludes noncontrolling interest of MP GOM of 6,500 BOPD oil, 300 BOPD NGLs and 2,500 MCFD gas

25 www.murphyoilcorp.com NYSE: MUR Current Fixed Price Contracts – Natural Gas Tupper Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 As of January 26, 2023 These contracts are for physical delivery of natural gas volumes at a fixed price, with no mark - to - market income adjustment

26 www.murphyoilcorp.com NYSE: MUR STRONG GOVERNANCE OVERSIGHT CONTINUED ENVIRONMENTAL STEWARDSHIP POSITIVELY IMPACTING OUR PEOPLE AND COMMUNITIES 2022 Sustainability Report Highlights 46 % improvement in Total Recordable Incident Rate (TRIR) 50 % improvement in Lost Time Incident Rate (LTIR) from 2019 to 2021 $ 900,000 Employee Gift Matching Program donations in 2021 more than 3,000 students received El Dorado Promise scholarships since 2007 more than second consecutive year of THIRD - PARTY ASSURANCE of GHG scope 1 and 2 data Well - defined Board and managerial oversight and management of ESG matters GHG INTENSITY GOAL IN ANNUAL INCENTIVE PLAN added in 2021 SUPPLIER CODE OF CONDUCT published in 2022 enhanced DISCLOSURES 20 % GHG emissions intensity 28 % methane intensity from 2019 to 2021 49 % flaring intensity HIGHEST WATER RECYCLING RATIO in Company history ZERO IOGP* SPILLS in 2021 AWARDS AND RECOGNITION BEST PLACE FOR WORKING PARENTS by the Greater Houston Partnership PRESIDENT’S VOLUNTEER SERVICE AWARD by the Houston Food Bank AMERICA’S MOST RESPONSIBLE COMPANIES by Newsweek * IOGP – International Association of Oil and Gas Producers

27 www.murphyoilcorp.com NYSE: MUR 25% 27% 48% 2022 Proved Reserves Maintaining Proved Reserves and Reserve Life Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on preliminary SEC year - end 2022 audited proved reserves and exclude noncontrolling interest 41% 6% 53% 697 MMBOE 47 % Liquids - Weighted 2022E Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 58% 60% 0 100 200 300 400 500 600 700 800 YE 2020 YE 2021 YE 2022 Proved Developed Proved Undeveloped Proved Reserves MMBOE 2022E Proved Reserves By Product Oil NGL Natural Gas • Total proved reserves 697 MMBOE at YE 2022 vs 699 MMBOE at YE 2021 • Achieved 98% total reserve replacement • Maintained proved reserves from FY 2020 – FY 2022 with average annual CAPEX of ~$880 MM, excluding NCI and including acquisitions • Increased proved developed reserves to 60% from 58% at YE 2021 • Liquids - weighting improved to 47% • 45% at YE 2021 • Preserved reserve life > 11 years

28 www.murphyoilcorp.com NYSE: MUR Strengthening the Balance Sheet Total Debt Outstanding $MM Long - Term Debt Profile* Total Bonds Outstanding $BN $1.82 Weighted Avg Fixed Coupon 6.19% Weighted Avg Years to Maturity 7.7 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE 2020 YE 2021 YE 2022 YE 2023 E * As of Dec ember 31, 2022. Assumes $75 WTI oil price and $5.00 HH natural gas price in FY 2023 Solid Foundation to Weather Commodity Price Cycles • $492 MM of cash and cash equivalents at Dec 31, 2022 • Achieved $650 MM debt reduction goal in 2022 to ~$1.8 BN, and net debt of ~$1.3 BN • Targeting $500 MM debt reduction in 2023* • $800 MM senior unsecured credit facility, undrawn as of Dec 31, 2022

29 www.murphyoilcorp.com NYSE: MUR North America Onshore Well Locations Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,155 Lower EFS 300 92 Upper EFS 1,000 150 Austin Chalk 1,100 106 Tilden 61,611 Lower EFS 630 215 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 47,733 Lower EFS 560 202 Upper EFS 1,280 195 Austin Chalk 1,600 98 Total 119,549 1,195 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 130 Kaybob East 32,825 984 142 Kaybob West 26,192 984 113 Kaybob North 23,604 984 103 Simonette 32,514 984 102 Saxon 10,707 984 55 Total 153,906 645 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations As of December 31, 2022 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Tupper Montney 118,235 984 - 1323 993 Tupper Montney Well Locations

30 www.murphyoilcorp.com NYSE: MUR 0 20 40 60 2017 2018 2019 2020 2021 2022 2023 2011 - 2018 2019 2020 2021 2022 Eagle Ford Shale Enhancing Portfolio and Production Through Strong Execution, Improved Completions FY 2022 34 MBOEPD, 86% Liquids • 27 operated wells online • 15 gross non - operated wells online • Achieved industry - leading well results* Strong Performance Results Across the Basin • Optimized completions design achieved results above expectations • Achieving some of highest per - foot IP30 rates in company history • Achieved record - low annual production downtime of 2.8% vs 3.2% in FY 2021 • Base production decline remains steady at 12% for pre - 2022 wells Eagle Ford Shale Existing Well Declines Net MBOEPD Acreage as of January 26, 2023 * Based on JP Morgan E&P Basin Scorecard – Eagle Ford, Dec 28, 2022 Eagle Ford Shale Acreage CATARINA TILDEN KARNES Murphy Acreage Fracking Crew Active Rig

31 www.murphyoilcorp.com NYSE: MUR Tupper Montney Ongoing Price Diversification Reduces AECO Exposure FY 2022 296 MMCFD Net • 20 operated wells online Mitigating AECO Exposure in 4Q 2022* • 293 MMCFD of fixed forward sales • 63 MMCFD, or 18% open to floating price • 46 MMCFD sold at diversified pricing points • 17 MMCFD AECO spot price exposure 4Q 2022 Tupper Montney Natural Gas Sales* 32% 27% 17% 13% 11% Malin AECO Chicago Ventura Dawn * Based on gross volumes Tupper Montney Acreage Acreage as of January 26, 2023 Murphy Acreage Facility Active Rigs Fracking Crew 5 0 Miles BC Alberta

32 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Maintaining Production With Well Optimization FY 2022 6 MBOEPD, 74% Liquids • 3 operated wells online Stable Operations • Continued base production management through optimization initiatives • Compressor uptime reliability of 98% in 4Q 2022 Kaybob Duvernay Acreage Murphy Acreage Pipeline Facility Battery 2022 Wells 7 0 Miles Kaybob East Simonette Kaybob North Kaybob West Saxon Two Creeks Acreage as of January 26, 2023

Gulf of Mexico

Generating Future Free Cash Flow With Development and Tieback Opportunities

FY 2022 72 MBOEPD, 80% Oil

Development and Tieback Projects

- Drilled successful Dalmatian #1 (Desoto Canyon 90) development well, online 3Q 2023
- Non-op subsea tiebacks at Lucius #4 and Lucius #10 (Keathley Canyon 918, 919)
  - Lucius #10 online 4Q 2022
  - Lucius #4 online 1Q 2023
- Non-op subsea tieback at Kodiak #3 (Mississippi Canyon 727)
  - Online 3Q 2022, performing below expectations
  - Evaluating and developing go-forward plan

St. Malo Waterflood Project (Non-Op)

- Continuing work ahead of first water injection in early 2024

Gulf of Mexico Assets



Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Longclaw
Front Runner
Ninja
Calliope
Gulliver
Nearly Headless Nick
Oso / Liberty
Rushmore
Samurai
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
Miles
0
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
Offshore Rig
FPSO

Acreage as of January 26, 2023

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34 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale Peer Acreage Acreage as of January 26, 2023

35 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay Peer Acreage SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT Whitecap PLACID CENOVUS 6 Miles KEYERA SIMONETTE PGI PROCESSING KAYBOB PCC GMT HITIC HALO Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point Whitecap Other Leased Open Crown Facility Battery PCC GMT Hitic Halo Acreage as of January 26, 2023

36 www.murphyoilcorp.com NYSE: MUR Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Acreage as of January 26, 2023

Placid Montney

Peer Acreage


ARC
CNRL
HALO
KAYBOB EAST
PARAMOUNT
HWN
ENERGY
RIDGEBACK
KAYBOB WEST
I3
KEYERA
SIMONETTE
SAXON
PGI PROCESSING
KAYBOB
SPARTAN
DELTA
KIWETINOHK
CENOVUS
WHITECAP
PLACID
6 Miles
Murphy
ARC
Cenovus
CNRL
Halo
HWN Energy
I3 Energy
Kiwetinohk
Open Crown
Other Leased
Paramount
Ridgeback
Spartan Delta
Whitecap
Non-Operated Area
Battery
Facility

Acreage as of January 26, 2023

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38 www.murphyoilcorp.com NYSE: MUR PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 59% Lucius Anadarko 16% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Mormont Murphy 34% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Samurai Murphy 50% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Gulf of Mexico Murphy Blocks Acreage as of January 26, 2023 Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets Murphy WI Block Offshore Platform FPSO Planned Well Discovery Key Exploration Project GC WR EW KC GB MC DC LU AT LL HE VK DD Lucius Cascade St. Malo Chinook Medusa Dalmatian S. Delta House Guilder Silver Dollar West Silver Dollar Carver / Donzi Oso / Liberty Chinook East Calliope Nearly Headless Nick Kodiak Leibniz / Guadalupe Rushmore Eden Park Miles 50 0 Ninja Front Runner King’s Quay Longclaw

Offshore Canada

Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis

Project Schedule

- Anticipated return to production in 2Q 2023

Terra Nova Field, Offshore Canada



LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

Acreage as of January 26, 2023
FPSO – Floating production storage and offloading vessel

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Exploration Update

Gulf of Mexico

Oso-1 (Atwater Valley 138)

- Murphy 33% (Op), Anadarko* 33%, Ridgewood 33%
- Temporarily suspended drilling 1Q 2023 prior to reaching objective
  - ~$26 MM net cost
  - Plan to return in 2H 2023
- Mean to upward gross resource potential
  - 155 – 320 MMBOE

Longclaw-1 (Green Canyon 433), Gulf of Mexico

- Murphy 10% (Op), HEQ II Longclaw LLC 27.5%, Red Willow Offshore 25%, Ridgewood Longclaw 17.5%, Ridgewood Institutional 10%, HEDV KLM LLC 5%, CL&F Offshore LLC 5%
- Drilling 1Q 2023
  - ~$6 MM net cost
- Mean to upward gross resource potential
  - 30 – 45 MMBOE

Gulf of Mexico Exploration Area



Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Carver / Donzi
Longclaw
Leibniz / Guadalupe
Front Runner
Ninja
Calliope
Gulder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
EW
MC
GC
AT
Oso-1
Liberty
Gulder
Rushmore
Cascade
St. Malo
Chinook East
Chinook
Lucius
0
Miles
50
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

Acreage as of January 26, 2023

** Anadarko is a wholly-owned subsidiary of Occidental Petroleum*

MURPHY OIL CORPORATION

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Exploration Update
Gulf of Mexico

Interests in 108 Gulf of Mexico OCS Blocks
- ~650,000 total gross acres
- 70 exploration blocks
- Targeting three-well operated exploration program in FY 2023
  - Oso-1, Longclaw-1, third well

BOEM Lease Sale 257
- Nov 2021, reinstated Sept 2022
- Awarded 3 exploration blocks
- No change to royalty rate

Preparing for BOEM Lease Sale 259
- Mar 2023

Gulf of Mexico Exploration Area



Dalmatian S.
Eden Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Kodiak
Leibniz / Guadalupe
Carver / Donzi
Longclaw
Front Runner
Ninja
Calliope
Gulder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
Planned Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

Acreage as of January 26, 2023

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Exploration Update
Salina Basin, Mexico

Block 5 Overview

- Murphy 40% (Op), Petronas 30%, Wintershall Dea 30%
- Proven oil basin in proximity to multiple oil discoveries in Miocene section
- First additional exploration period approved by CNH
- Evaluating leads / prospects to incorporate recent Tulum-1EXP well results
- Monitoring nearby key 1H 2023 industry wells

Salina Basin



Block 5
Tulum-1EXP
Cholula
Polok
Chinwol
Sayulita
Yoti Oeste
Saasken
Zama
MEXICO
Kilometers
0
30
Murphy WI Block
Other Block
Key Prospect
Drilled Well
Discovery

Acreage as of January 26, 2023
Note: Ownership is comprised of the following subsidiaries: Murphy Sur, S. de R.L. de C.V.; PC Carigali Mexico Operations, S.A. de C.V.; Sierra Offshore Exploration, S. de R.L. de C.V.

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43 www.murphyoilcorp.com NYSE: MUR Exploration Update Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks • Evaluating future drilling plans with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Drilled Well Cutthroat - 1 Acreage as of January 26, 2023

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Murphy 100% (Op)
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Continuing to mature inventory
- Targeting 2024 – 2025 spud

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras
Petrobras
Petrobras
Pitu
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
BRAZIL

Acreage as of January 26, 2023

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45 www.murphyoilcorp.com NYSE: MUR Development Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKE 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km Acreage as of January 26, 2023

46 www.murphyoilcorp.com NYSE: MUR Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKE 25% Block 15 - 2/17 • 2 - year exploration extension to 4Q 2024 • 1 well commitment • 2 drill - worthy prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km 16 - 1/15 Acreage as of January 26, 2023

47 www.murphyoilcorp.com NYSE: MUR INVESTOR PRESENTATION PRESIDENT AND CHIEF EXECUTIVE OFFICER MARCH 2023 ROGER W. JENKINS